Exhibit 99.2

Supplemental Financial Information
Fourth Quarter 2015

Table of Contents	PRIMERICA, INC. Financial Supplement

Page

Preface, definition of Non-GAAP financial measures	3

Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4

Financial results and other statistical data	5

Statements of income	6

Reconciliation of statement of income non-GAAP to GAAP financial measures	7

Segment operating results	8
Term Life Insurance segment - financial results, key statistics, and financial analysis	9-10
Investment and Savings Products segment - financial results, financial analysis, and key statistics	11-12

Investment portfolio	13-15

Five-year historical key statistics	16

This document may contain forward-looking statements and information.  Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2014.

Preface	PRIMERICA, INC. Financial Supplement

FOURTH QUARTER 2015

This document is a financial supplement to our fourth quarter 2015 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

●	Operating adjustments exclude the impact of realized investment gains and losses and the impact of entering into Co-CEOs transition agreements as described in our Form 8-K dated January 2, 2015.

●	Adjusted when used in describing stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.

●
IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we reinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated  with Citigroup Inc. (“Citi”) that were executed concurrent with our IPO.

Management utilizes certain non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item.  Certain items throughout this supplement are noted as ‘na’ to indicate not applicable.  Certain variances are noted as ‘nm’ to indicate not meaningful.  Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

3 of 16

Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Mar 31, 2014	Jun 30, 2014	Sep 30, 2014	Dec 31, 2014	Mar 31, 2015	Jun 30, 2015	Sep 30, 2015	Dec 31, 2015
Condensed Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$2,014,610	$2,042,834	$2,038,236	$2,040,313	$2,056,975	$1,965,675	$1,924,636	$1,965,576
Securities held to maturity	—	—	189,830	220,000	238,000	328,000	356,000	365,220
Total investments and cash	2,014,610	2,042,834	2,228,066	2,260,313	2,294,975	2,293,675	2,280,636	2,330,796
Due from reinsurers	4,074,527	4,077,734	4,130,637	4,115,533	4,094,456	4,137,425	4,103,949	4,110,628
Deferred policy acquisition costs	1,242,983	1,293,974	1,321,415	1,351,180	1,377,022	1,430,508	1,465,175	1,500,259
Other assets	597,265	597,348	591,895	570,267	571,496	594,592	626,504	606,536
Separate account assets	2,458,739	2,581,659	2,469,118	2,440,303	2,386,265	2,324,980	2,086,598	2,063,899
Total assets	$10,388,124	$10,593,549	$10,741,132	$10,737,596	$10,724,214	$10,781,181	$10,562,863	$10,612,119

Liabilities:
Future policy benefits	$5,103,278	$5,180,013	$5,214,878	$5,264,608	$5,289,016	$5,361,580	$5,388,042	$5,431,711
Other policy liabilities	586,118	577,923	600,108	591,719	602,392	607,891	578,322	594,908
Income taxes	127,906	137,797	136,065	140,467	157,684	156,212	152,314	148,125
Other liabilities	374,962	345,350	394,518	410,629	381,268	366,436	397,114	416,417
Notes payable	374,494	374,506	374,519	374,532	374,545	374,558	374,572	374,585
Surplus note	—	—	189,830	220,000	238,000	328,000	356,000	365,220
Payable under securities lending	109,094	93,569	67,614	50,211	55,622	63,898	83,220	71,482
Separate account liabilities	2,458,739	2,581,659	2,469,118	2,440,303	2,386,265	2,324,980	2,086,598	2,063,899
Total liabilities	9,134,591	9,290,818	9,446,650	9,492,470	9,484,792	9,583,555	9,416,183	9,466,347
Stockholders’ equity:
Common stock ($0.01 par value) (1)	546	542	537	522	516	501	486	483
Paid-in capital	462,837	447,949	429,257	353,335	323,996	259,937	195,314	180,250
Retained earnings	679,183	721,788	756,738	795,741	830,624	871,440	912,749	952,804
Treasury stock	—	—	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized investment gains (losses) not other-than-temporarily impaired	78,911	92,049	78,130	74,307	83,401	61,742	49,889	32,106
Net unrealized investment losses other-than-temporarily impaired	(1,346)	(1,346)	(461)	(461)	(461)	(461)	(73)	(71)
Cumulative translation adjustment	33,404	41,749	30,282	21,682	1,346	4,468	(11,684)	(19,801)
Total stockholders’ equity	1,253,532	1,302,731	1,294,482	1,245,126	1,239,422	1,197,626	1,146,680	1,145,772
Total liabilities and stockholders' equity	$10,388,124	$10,593,549	$10,741,132	$10,737,596	$10,724,214	$10,781,181	$10,562,863	$10,612,119

Reconciliation of Adjusted Stockholders' Equity to Total Stockholders' Equity
Adjusted stockholders' equity	$1,175,968	$1,212,028	$1,216,813	$1,171,280	$1,156,482	$1,136,345	$1,096,864	$1,113,736
Reconciling items:
Net unrealized investment gains (losses) not other-than-temporarily impaired	78,911	92,049	78,130	74,307	83,401	61,742	49,889	32,106
Net unrealized investment losses other-than-temporarily impaired	(1,346)	(1,346)	(461)	(461)	(461)	(461)	(73)	(71)
Total reconciling items	77,564	90,703	77,669	73,846	82,940	61,281	49,816	32,036
Total stockholders’ equity	$1,253,532	$1,302,731	$1,294,482	$1,245,126	$1,239,422	$1,197,626	$1,146,680	$1,145,772

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$1,155,996	$1,175,968	$1,212,028	$1,216,813	$1,171,280	$1,156,482	$1,136,345	$1,096,864
Net Income	45,080	49,271	41,595	45,466	43,401	49,173	49,350	47,948
Shareholder dividends	(6,738)	(6,666)	(6,646)	(6,462)	(8,517)	(8,357)	(8,042)	(7,893)
Retirement of shares and warrants	(19,187)	(21,972)	(30,694)	(82,447)	(44,789)	(70,999)	(71,433)	(20,538)
Net foreign currency translation adjustment	(8,571)	8,346	(11,468)	(8,600)	(20,336)	3,121	(16,152)	(8,116)
Other, net	9,389	7,081	11,997	6,510	15,444	6,925	6,795	5,471
Balance, end of period	$1,175,968	$1,212,028	$1,216,813	$1,171,280	$1,156,482	$1,136,345	$1,096,864	$1,113,736

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$1,208,466	$1,242,983	$1,293,974	$1,321,415	$1,351,180	$1,377,022	$1,430,508	$1,465,175
General expenses deferred	7,273	8,136	7,147	8,171	7,953	8,554	8,396	7,951
Commission costs deferred	69,559	68,674	66,602	67,980	70,389	78,799	79,787	77,810
Amortization of deferred policy acquisition costs	(35,193)	(32,696)	(36,944)	(39,544)	(36,213)	(36,383)	(40,797)	(44,334)
Foreign currency impact and other, net	(7,122)	6,877	(9,363)	(6,842)	(16,287)	2,516	(12,718)	(6,343)
Balance, end of period	$1,242,983	$1,293,974	$1,321,415	$1,351,180	$1,377,022	$1,430,508	$1,465,175	$1,500,259

(1)	Outstanding common shares exclude restricted stock units.

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement
YOY Q4	YOY YTD
(Dollars in thousands, except per-share data)	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Change	% Change	YTD 2014	YTD 2015	$ Change	% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	55,224,404	54,926,561	54,712,874	53,420,998	52,642,881	51,786,679	50,081,730	49,061,165	(4,359,833)	-8.2%	54,567,006	50,881,078	(3,685,928)	-6.8%

Net income	$45,080	$49,271	$41,595	$45,466	$43,401	$49,173	$49,350	$47,948	$2,482	5.5%	$181,412	$189,872	$8,459	4.7%
Less income attributable to unvested participating securities	(576)	(542)	(447)	(491)	(444)	(366)	(379)	(374)	117	23.8%	(2,056)	(1,572)	484	23.5%
Net income used in computing basic EPS	$44,504	$48,729	$41,147	$44,975	$42,956	$48,806	$48,971	$47,574	$2,599	5.8%	$179,357	$188,300	$8,943	5.0%
Basic earnings per share	$0.81	$0.89	$0.75	$0.84	$0.82	$0.94	$0.98	$0.97	$0.13	15.2%	$3.29	$3.70	$0.41	12.6%

Net operating income	$43,314	$48,731	$41,796	$48,953	$42,566	$48,791	$49,521	$50,174	$1,221	2.5%	$182,793	$191,052	$8,259	4.5%
Less operating income attributable to unvested participating securities	(554)	(536)	(450)	(529)	(436)	(363)	(381)	(392)	137	26.0%	(2,072)	(1,582)	490	23.6%
Net operating income used in computing basic operating EPS	$42,760	$48,194	$41,346	$48,424	$42,131	$48,427	$49,140	$49,782	$1,359	2.8%	$180,721	$189,470	$8,749	4.8%
Basic operating income per share	$0.77	$0.88	$0.76	$0.91	$0.80	$0.94	$0.98	$1.01	$0.11	11.9%	$3.31	$3.72	$0.41	12.4%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	55,224,404	54,926,561	54,712,874	53,420,998	52,642,881	51,786,679	50,081,730	49,061,165	(4,359,833)	-8.2%	54,567,006	50,881,078	(3,685,928)	-6.8%
Dilutive impact of options	21,997	23,046	30,983	49,455	48,104	25,292	21,792	31,685	(17,770)	-35.9%	31,370	31,718	348	1.1%
Shares used to calculate diluted EPS	55,246,401	54,949,607	54,743,857	53,470,453	52,690,985	51,811,971	50,103,522	49,092,850	(4,377,603)	-8.2%	54,598,376	50,912,796	(3,685,580)	-6.8%

Net income	$45,080	$49,271	$41,595	$45,466	$43,401	$49,173	$49,350	$47,948	$2,482	5.5%	$181,412	$189,872	$8,459	4.7%
Less income attributable to unvested participating securities	(576)	(542)	(447)	(491)	(444)	(366)	(379)	(374)	117	23.8%	(2,055)	(1,571)	484	23.5%
Net income used in computing diluted EPS	$44,504	$48,729	$41,148	$44,975	$42,957	$48,807	$48,971	$47,574	$2,599	5.8%	$179,358	$188,301	$8,943	5.0%
Diluted earnings per share	$0.81	$0.89	$0.75	$0.84	$0.82	$0.94	$0.98	$0.97	$0.13	15.2%	$3.29	$3.70	$0.41	12.6%

Net operating income	$43,314	$48,731	$41,796	$48,953	$42,566	$48,791	$49,521	$50,174	$1,221	2.5%	$182,793	$191,052	$8,259	4.5%
Less operating income attributable to unvested participating securities	(554)	(536)	(449)	(529)	(435)	(363)	(381)	(392)	137	25.9%	(2,071)	(1,581)	490	23.6%
Net operating income used in computing diluted operating EPS	$42,760	$48,194	$41,346	$48,424	$42,131	$48,427	$49,140	$49,782	$1,358	2.8%	$180,722	$189,471	$8,748	4.8%
Diluted operating income per share	$0.77	$0.88	$0.76	$0.91	$0.80	$0.93	$0.98	$1.01	$0.11	12.0%	$3.31	$3.72	$0.41	12.4%

Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	YOY Q4	YOY YTD
Change	% Change	YTD 2014	YTD 2015	$ Change	% Change
Annualized Return on Equity
Average stockholders' equity	$1,237,780	$1,278,132	$1,298,607	$1,269,804	$1,242,274	$1,218,524	$1,172,153	$1,146,226	$(123,578)	-9.7%	$1,271,081	$1,194,794	$(76,286)	-6.0%
Average adjusted stockholders' equity	$1,165,982	$1,193,998	$1,214,421	$1,194,046	$1,163,881	$1,146,414	$1,116,605	$1,105,300	$(88,746)	-7.4%	$1,192,112	$1,133,050	$(59,062)	-5.0%

Net income return on stockholders' equity	14.6%	15.4%	12.8%	14.3%	14.0%	16.1%	16.8%	16.7%	2.4%	nm	14.3%	15.9%	1.6%	nm
Net income return on adjusted stockholders' equity	15.5%	16.5%	13.7%	15.2%	14.9%	17.2%	17.7%	17.4%	2.1%	nm	15.2%	16.8%	1.5%	nm

Net operating income return on adjusted stockholders' equity	14.9%	16.3%	13.8%	16.4%	14.6%	17.0%	17.7%	18.2%	1.8%	nm	15.3%	16.9%	1.5%	nm

Capital Structure
Debt-to-capital (1)	23.0%	22.3%	22.4%	23.1%	23.2%	23.8%	24.6%	24.6%	1.5%	nm	23.1%	24.6%	1.5%	nm

Cash and invested assets to stockholders' equity	1.6	x	1.6	x	1.7	x	1.8	x	1.9	x	1.9	x	2.0	x	2.0	x	0.2	x	nm	1.8	x	2.0	x	0.2	x	nm
Cash and invested assets to adjusted stockholders' equity	1.7	x	1.7	x	1.8	x	1.9	x	2.0	x	2.0	x	2.1	x	2.1	x	0.2	x	nm	1.9	x	2.1	x	0.2	x	nm

Share count, end of period (2)	54,569,108	54,193,684	53,681,705	52,168,653	51,554,770	50,110,938	48,571,139	48,296,623	(3,872,030)	-7.4%	52,168,653	48,296,623	(3,872,030)	-7.4%
Adjusted stockholders' equity per share	$21.55	$22.36	$22.67	$22.45	$22.43	$22.68	$22.58	$23.06	$0.61	2.7%	$22.45	$23.06	$0.61	2.7%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A2	A2	A2	A2	A2	A2	A2	A2	nm	nm	nm	nm	nm	nm
S&P	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	nm	nm	nm	nm	nm	nm
A.M. Best	A+	A+	A+	A+	A+	A+	A+	A+	nm	nm	nm	nm	nm	nm

Holding Company Senior Debt Ratings
Moody's	Baa2	Baa2	Baa2	Baa2	Baa2	Baa2	Baa2	Baa2	nm	nm	nm	nm	nm	nm
S&P	A-	A-	A-	A-	A-	A-	A-	A-	nm	nm	nm	nm	nm	nm
A.M. Best	a-	a-	a-	a-	a-	a-	a-	a-	nm	nm	nm	nm	nm	nm

(1)	Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)	Share count reflects outstanding common shares, including restricted shares, but excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC. Financial Supplement
									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	$ Change	% Change	YTD 2014	YTD 2015	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$568,205	$576,740	$577,482	$578,905	$577,458	$588,248	$587,882	$591,856	$12,951	2.2%	$2,301,332	$2,345,444	$44,112	1.9%
Ceded premiums	(402,715)	(410,546)	(402,198)	(401,358)	(397,541)	(406,854)	(393,987)	(396,838)	4,520	1.1%	(1,616,817)	(1,595,220)	21,598	1.3%
Net premiums	165,490	166,194	175,284	177,546	179,918	181,394	193,895	195,018	17,471	9.8%	684,515	750,224	65,710	9.6%
Net investment income	21,599	21,681	20,465	22,728	21,173	19,075	18,715	17,546	(5,183)	-22.8%	86,473	76,509	(9,964)	-11.5%
Commissions and fees:
Sales-based (1)	57,904	60,255	58,394	61,204	60,035	63,072	56,418	57,859	(3,345)	-5.5%	237,758	237,384	(374)	-0.2%
Asset-based (2)	53,807	56,114	58,744	57,134	56,837	59,144	58,794	57,144	10	nm	225,799	231,919	6,120	2.7%
Account-based (3)	9,720	9,957	10,251	10,548	10,452	10,994	11,445	11,605	1,057	10.0%	40,477	44,497	4,020	9.9%
Other commissions and fees	5,499	5,713	5,539	6,381	5,511	5,939	5,711	6,185	(196)	-3.1%	23,133	23,347	214	0.9%
Realized investment (losses) gains	263	831	(281)	(1,074)	1,284	597	(259)	(3,361)	(2,287)	nm	(261)	(1,738)	(1,478)	nm
Other, net	9,712	9,981	10,444	10,595	9,635	10,301	11,105	12,132	1,537	14.5%	40,731	43,173	2,442	6.0%
Total revenues	323,995	330,727	338,840	345,063	344,845	350,517	355,824	354,128	9,065	2.6%	1,338,624	1,405,315	66,691	5.0%
Benefits and expenses:
Benefits and claims	75,191	72,412	81,235	82,578	82,500	82,521	88,599	85,694	3,116	3.8%	311,417	339,315	27,898	9.0%
Amortization of DAC	35,193	32,696	36,944	39,544	36,213	36,383	40,797	44,334	4,790	12.1%	144,378	157,727	13,348	9.2%
Insurance commissions	4,083	3,881	4,046	3,343	3,189	4,145	4,619	4,388	1,045	31.3%	15,353	16,340	988	6.4%
Insurance expenses	28,168	27,790	31,149	26,937	34,348	28,744	30,261	29,667	2,730	10.1%	114,045	123,021	8,976	7.9%
Sales commissions:
Sales-based (1)	41,563	42,702	41,193	42,749	42,442	44,595	40,036	40,809	(1,941)	-4.5%	168,207	167,883	(325)	-0.2%
Asset-based (2)	20,725	21,859	23,378	23,011	23,251	24,059	24,374	23,802	790	3.4%	88,974	95,485	6,511	7.3%
Other sales commissions	2,833	2,803	2,929	3,029	2,764	2,845	2,991	2,925	(104)	-3.4%	11,593	11,525	(68)	-0.6%
Interest expense	8,606	8,552	8,712	8,700	8,676	8,642	8,718	7,471	(1,229)	-14.1%	34,570	33,507	(1,063)	-3.1%
Other operating expenses	40,799	42,291	45,234	46,040	44,652	41,759	40,475	42,644	(3,396)	-7.4%	174,364	169,531	(4,834)	-2.8%
Total benefits and expenses	257,163	254,986	274,820	275,933	278,036	273,692	280,871	281,735	5,802	2.1%	1,062,902	1,114,334	51,432	4.8%
Income from continued operations before income taxes	66,832	75,740	64,020	69,130	66,809	76,825	74,953	72,393	3,264	4.7%	275,723	290,981	15,259	5.5%
Income taxes	23,347	26,469	22,407	23,664	23,408	27,653	25,603	24,445	781	3.3%	95,888	101,110	5,222	5.4%
Net income from continued operations	43,485	49,271	41,613	45,466	43,401	49,173	49,350	47,948	2,482	5.5%	179,835	189,872	10,037	5.6%
Net income from discontinued operations net tax	1,596	—	(18)	—	—	—	—	—	—	nm	1,578	—	(1,578)	-100.0%
Net income	$45,080	$49,271	$41,595	$45,466	$43,401	$49,173	$49,350	$47,948	$2,482	5.5%	$181,412	$189,872	$8,459	4.7%

Income from Continued Operations Before Income Taxes by Segment
Term Life	$35,555	$43,274	$34,008	$39,267	$36,076	$44,689	$46,519	$45,925	$6,658	17.0%	$152,103	$173,209	$21,106	13.9%
Investment & Savings Products	34,028	36,047	36,904	39,039	35,044	37,746	34,811	38,482	(556)	-1.4%	146,017	146,083	66	nm
Corporate & Other Distributed Products	(2,750)	(3,580)	(6,892)	(9,175)	(4,310)	(5,610)	(6,377)	(12,014)	(2,838)	-30.9%	(22,398)	(28,311)	(5,913)	-26.4%
Income from continued operations before income taxes	$66,832	$75,740	$64,020	$69,130	$66,809	$76,825	$74,953	$72,393	$3,264	4.7%	$275,723	$290,981	$15,259	5.5%

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees
(3)	Account-based - revenues relating to the fee generating client accounts we administer

6 of 16

Reconciliation of Statement of Income Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement
									YOY Q4				YOY YTD
	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	$ Change	% Change	YTD 2014	YTD 2015	$ Change	% Change
(Dollars in thousands)
Reconciliation from Term Life Adjusted Direct Premiums to Term Life Direct Premiums
Term Life adjusted direct premiums	$214,780	$223,706	$228,422	$233,044	$237,430	$247,889	$256,026	$259,700	$26,656	11.4%	$899,952	$1,001,045	$101,094	11.2%
Premiums ceded to IPO Coinsurers	344,883	344,143	340,170	337,501	331,733	331,984	323,501	324,870	(12,631)	-3.7%	1,366,697	1,312,088	(54,609)	-4.0%
Term Life direct premiums	$559,663	$567,849	$568,592	$570,545	$569,164	$579,873	$579,527	$584,570	$14,025	2.5%	$2,266,649	$2,313,133	$46,484	2.1%

Reconciliation from Term Life Other Ceded Premiums to Term Life Ceded Premiums
Term Life other ceded premiums	$(55,450)	$(63,424)	$(59,417)	$(60,978)	$(63,389)	$(72,227)	$(67,939)	$(69,310)	$(8,332)	-13.7%	$(239,268)	$(272,864)	$(33,596)	-14.0%
Premiums ceded to IPO Coinsurers	(344,883)	(344,143)	(340,170)	(337,501)	(331,733)	(331,984)	(323,501)	(324,870)	12,631	3.7%	(1,366,697)	(1,312,088)	54,609	4.0%
Term Life ceded premiums	$(400,334)	$(407,566)	$(399,587)	$(398,478)	$(395,122)	$(404,211)	$(391,440)	$(394,179)	$4,299	1.1%	$(1,605,965)	$(1,584,952)	$21,013	1.3%

Reconciliation from Operating Revenues to Total Revenues
Operating revenues	$323,732	$329,895	$339,121	$346,137	$343,560	$349,920	$356,083	$357,489	$11,352	3.3%	$1,338,885	$1,407,053	$68,168	5.1%
Realized investment gains/(losses)	263	831	(281)	(1,074)	1,284	597	(259)	(3,361)	nm	nm	(261)	(1,738)	nm	nm
Total revenues	$323,995	$330,727	$338,840	$345,063	$344,845	$350,517	$355,824	$354,128	$9,065	2.6%	$1,338,624	$1,405,315	$66,691	5.0%

Reconciliation from Operating Income Before Income Taxes to Income from Continued Operations Before Income Taxes
Operating income before income taxes	$66,569	$74,909	$64,301	$74,432	$65,525	$76,228	$75,212	$75,754	$1,323	1.8%	$280,211	$292,719	$12,508	4.5%

Operating income before income taxes reconciling items:
Realized investment gains/(losses)	263	831	(281)	(1,074)	1,284	597	(259)	(3,361)	nm	nm	(261)	(1,738)	nm	nm
Co-CEOs transition expenses	—	—	—	(4,228)	—	—	—	—	nm	nm	(4,228)	—	nm	nm
Total operating income before income taxes reconciling items	263	831	(281)	(5,302)	1,284	597	(259)	(3,361)	nm	nm	(4,489)	(1,738)	nm	nm
Income from continued operations before income taxes	$66,832	$75,740	$64,020	$69,130	$66,809	$76,825	$74,953	$72,393	$3,264	4.7%	$275,723	$290,981	$15,259	5.5%

Reconciliation from Net Operating Income to Net Income
Net operating income	$43,314	$48,731	$41,796	$48,953	$42,566	$48,791	$49,521	$50,174	$1,221	2.5%	$182,793	$191,052	$8,259	4.5%

Net operating income reconciling items:
Operating income before income taxes reconciling items	263	831	(281)	(5,302)	1,284	597	(259)	(3,361)	nm	nm	(4,489)	(1,738)	nm	nm
Tax impact of operating income reconciling items at effective tax rate	(92)	(291)	98	1,815	(450)	(215)	88	1,135	nm	nm	1,531	558	nm	nm
Total net operating income reconciling items	171	541	(183)	(3,487)	834	382	(170)	(2,226)	nm	nm	(2,958)	(1,180)	nm	nm

Net income from continued operations	$43,485	$49,271	$41,613	$45,466	$43,401	$49,173	$49,350	$47,948	$2,482	5.5%	$179,835	$189,872	$10,037	5.6%
Net income from discontinued operations net tax	1,596	—	(18)	—	—	—	—	—	nm	nm	1,578	—	nm	nm
Net income	$45,080	$49,271	$41,595	$45,466	$43,401	$49,173	$49,350	$47,948	$2,482	5.5%	$181,412	$189,872	$8,459	4.7%

7 of 16

Segment Operating Results	PRIMERICA, INC. Financial Supplement
									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	$ Change	% Change	YTD 2014	YTD 2015	$ Change	% Change
Term Life Insurance
Revenues:
Direct Premiums	$559,663	$567,849	$568,592	$570,545	$569,164	$579,873	$579,527	$584,570	$14,025	2.5%	$2,266,649	$2,313,133	$46,484	2.1%
Premiums ceded to IPO coinsurers (1)	(344,883)	(344,143)	(340,170)	(337,501)	(331,733)	(331,984)	(323,501)	(324,870)	12,631	3.7%	(1,366,697)	(1,312,088)	54,609	4.0%
Adjusted direct premiums (2)	214,780	223,706	228,422	233,044	237,430	247,889	256,026	259,700	26,656	11.4%	899,952	1,001,045	101,094	11.2%
Other ceded premiums (3)	(55,450)	(63,424)	(59,417)	(60,978)	(63,389)	(72,227)	(67,939)	(69,310)	(8,332)	-13.7%	(239,268)	(272,864)	(33,596)	-14.0%
Net premiums	159,330	160,282	169,005	172,067	174,042	175,662	188,087	190,390	18,323	10.6%	660,684	728,181	67,498	10.2%
Allocated net investment income	1,000	1,033	1,142	1,270	1,405	1,436	1,508	1,639	369	29.0%	4,446	5,987	1,541	34.7%
Other, net	6,604	6,843	6,991	6,992	6,749	7,291	7,605	8,136	1,144	16.4%	27,430	29,780	2,350	8.6%
Operating revenues	166,934	168,159	177,138	180,329	182,195	184,389	197,200	200,165	19,836	11.0%	692,560	763,949	71,389	10.3%
Benefits and expenses:
Benefits and claims	71,263	68,287	77,722	78,059	77,990	78,268	83,816	82,158	4,099	5.3%	295,332	322,232	26,901	9.1%
Amortization of DAC	32,721	29,778	34,171	36,661	35,017	32,797	37,263	42,903	6,242	17.0%	133,331	147,980	14,649	11.0%
Insurance commissions	1,315	929	1,070	690	601	1,382	1,084	1,180	490	71.1%	4,003	4,247	244	6.1%
Insurance expenses	26,080	25,891	30,168	25,652	32,511	27,253	28,516	27,999	2,347	9.1%	107,791	116,280	8,489	7.9%
Operating benefits and expenses	131,379	124,885	143,130	141,062	146,119	139,700	150,680	154,240	13,178	9.3%	540,457	590,739	50,282	9.3%
Operating income before income taxes	$35,555	$43,274	$34,008	$39,267	$36,076	$44,689	$46,519	$45,925	$6,658	17.0%	$152,103	$173,209	$21,106	13.9%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$57,904	$60,255	$58,394	$61,204	$60,035	$63,072	$56,418	$57,859	$(3,345)	-5.5%	$237,758	$237,384	$(374)	-0.2%
Asset-based	53,807	56,114	58,744	57,134	56,837	59,144	58,794	57,144	10	nm	225,799	231,919	6,120	2.7%
Account-based	9,720	9,957	10,251	10,548	10,452	10,994	11,445	11,605	1,057	10.0%	40,477	44,497	4,020	9.9%
Other, net	1,839	1,821	1,884	2,497	1,751	1,870	2,000	2,799	302	12.1%	8,040	8,420	380	4.7%
Operating revenues	123,270	128,147	129,273	131,383	129,074	135,081	128,657	129,408	(1,975)	-1.5%	512,073	522,220	10,147	2.0%
Benefits and expenses:
Amortization of DAC	2,335	2,172	2,484	1,743	1,201	2,901	3,299	552	(1,191)	-68.4%	8,734	7,951	(782)	-9.0%
Insurance commissions	2,086	2,237	2,290	2,185	1,971	2,182	2,957	2,731	546	25.0%	8,799	9,841	1,042	11.8%
Sales commissions:														#DIV/0!
Sales-based	41,563	42,702	41,193	42,749	42,442	44,595	40,036	40,809	(1,941)	-4.5%	168,207	167,883	(325)	-0.2%
Asset-based	20,725	21,859	23,378	23,011	23,251	24,059	24,374	23,802	790	3.4%	88,974	95,485	6,511	7.3%
Other operating expenses	22,532	23,131	23,024	22,655	25,166	23,599	23,180	23,032	377	1.7%	91,342	94,976	3,634	4.0%
Operating benefits and expenses	89,243	92,100	92,369	92,344	94,031	97,335	93,846	90,925	(1,419)	-1.5%	366,056	376,137	10,081	2.8%
Operating income before income taxes	$34,028	$36,047	$36,904	$39,039	$35,044	$37,746	$34,811	$38,482	$(556)	-1.4%	$146,017	$146,083	$66	nm

Corporate & Other Distributed Products
Revenues:
Direct premiums	$8,542	$8,892	$8,890	$8,360	$8,295	$8,376	$8,355	$7,286	$(1,074)	-12.8%	$34,683	$32,311	$(2,372)	-6.8%
Ceded premiums	(2,381)	(2,980)	(2,611)	(2,880)	(2,419)	(2,644)	(2,547)	(2,658)	221	7.7%	(10,852)	(10,268)	584	5.4%
Net premiums	6,160	5,912	6,279	5,480	5,876	5,732	5,808	4,628	(852)	-15.6%	23,831	22,043	(1,788)	-7.5%
Allocated net investment income	20,598	20,648	19,323	21,458	19,768	17,640	17,207	15,907	(5,551)	-25.9%	82,027	70,522	(11,505)	-14.0%
Commissions and fees:
Loans	200	101	78	69	42	43	37	40	(29)	-41.4%	447	162	(284)	-63.7%
DebtWatchers	385	360	337	316	307	311	303	299	(17)	-5.3%	1,398	1,221	(177)	nm
Prepaid Legal Services	2,339	2,285	2,487	3,225	2,468	2,494	2,527	2,579	(646)	-20.0%	10,336	10,067	(269)	-2.6%
Auto and Homeowners Insurance	1,719	1,998	1,606	2,032	1,770	2,096	1,841	2,201	169	8.3%	7,354	7,907	553	7.5%
Long-Term Care Insurance	521	570	565	550	534	583	558	599	49	8.9%	2,206	2,274	68	3.1%
Other sales commissions	337	399	467	188	391	412	445	466	277	147.0%	1,392	1,714	323	23.2%
Other, net	1,270	1,317	1,568	1,106	1,135	1,140	1,500	1,197	91	8.2%	5,261	4,972	(289)	-5.5%
Operating revenues	33,528	33,589	32,709	34,425	32,291	30,450	30,227	27,916	(6,509)	-18.9%	134,251	120,884	(13,367)	-10.0%
Benefits and expenses:
Benefits and claims	3,928	4,125	3,513	4,519	4,510	4,253	4,783	3,536	(983)	-21.8%	16,085	17,083	997	6.2%
Amortization of DAC	137	747	289	1,141	(5)	685	235	880	(261)	-22.9%	2,313	1,795	(518)	-22.4%
Insurance commissions	681	715	686	468	617	581	578	477	9	1.9%	2,550	2,252	(298)	-11.7%
Insurance expenses	2,088	1,900	981	1,285	1,837	1,491	1,745	1,668	383	29.8%	6,254	6,741	487	7.8%
Sales commissions	2,833	2,803	2,929	3,029	2,764	2,845	2,991	2,925	(104)	-3.4%	11,593	11,525	(68)	-0.6%
Interest expense	8,606	8,552	8,712	8,700	8,676	8,642	8,718	7,471	(1,229)	-14.1%	34,570	33,507	(1,063)	-3.1%
Other operating expenses	18,267	19,160	22,210	19,157	19,486	18,160	17,296	19,612	455	2.4%	78,794	74,554	(4,240)	-5.4%
Operating benefits and expenses	36,541	38,001	39,320	38,299	37,885	36,657	36,345	36,569	(1,729)	-4.5%	152,160	147,457	(4,703)	-3.1%
Operating income before income taxes	$(3,013)	$(4,412)	$(6,611)	$(3,874)	$(5,595)	$(6,207)	$(6,118)	$(8,653)	$(4,779)	-123.4%	$(17,909)	$(26,573)	$(8,664)	-48.4%

(1)
Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers

8 of 16

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)									YOY Q4				YOY YTD
Term Life Insurance Operating Income Before Income Taxes	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	$ Change	% Change	YTD 2014	YTD 2015	$ Change	% Change
Revenues:
Direct Premiums	$559,663	$567,849	$568,592	$570,545	$569,164	$579,873	$579,527	$584,570	$14,025	2.5%	$2,266,649	$2,313,133	$46,484	2.1%
Premiums ceded to IPO coinsurers (1)	(344,883)	(344,143)	(340,170)	(337,501)	(331,733)	(331,984)	(323,501)	(324,870)	12,631	3.7%	(1,366,697)	(1,312,088)	54,609	4.0%
Adjusted direct premiums (2)	214,780	223,706	228,422	233,044	237,430	247,889	256,026	259,700	26,656	11.4%	899,952	1,001,045	101,094	11.2%
Other ceded premiums (3)	(55,450)	(63,424)	(59,417)	(60,978)	(63,389)	(72,227)	(67,939)	(69,310)	(8,332)	-13.7%	(239,268)	(272,864)	(33,596)	-14.0%
Net premiums	159,330	160,282	169,005	172,067	174,042	175,662	188,087	190,390	18,323	10.6%	660,684	728,181	67,498	10.2%
Allocated net investment income	1,000	1,033	1,142	1,270	1,405	1,436	1,508	1,639	369	29.0%	4,446	5,987	1,541	34.7%
Other, net	6,604	6,843	6,991	6,992	6,749	7,291	7,605	8,136	1,144	16.4%	27,430	29,780	2,350	8.6%
Operating revenues	166,934	168,159	177,138	180,329	182,195	184,389	197,200	200,165	19,836	11.0%	692,560	763,949	71,389	10.3%
Benefits and expenses:
Benefits and claims	71,263	68,287	77,722	78,059	77,990	78,268	83,816	82,158	4,099	5.3%	295,332	322,232	26,901	9.1%
Amortization of DAC	32,721	29,778	34,171	36,661	35,017	32,797	37,263	42,903	6,242	17.0%	133,331	147,980	14,649	11.0%
Insurance commissions	1,315	929	1,070	690	601	1,382	1,084	1,180	490	71.1%	4,003	4,247	244	6.1%
Insurance expenses	26,080	25,891	30,168	25,652	32,511	27,253	28,516	27,999	2,347	9.1%	107,791	116,280	8,489	7.9%
Operating benefits and expenses	131,379	124,885	143,130	141,062	146,119	139,700	150,680	154,240	13,178	9.3%	540,457	590,739	50,282	9.3%
Operating income before income taxes	$35,555	$43,274	$34,008	$39,267	$36,076	$44,689	$46,519	$45,925	$6,658	17.0%	$152,103	$173,209	$21,106	13.9%

Total Term Life Insurance - Financial Analysis
Primary direct premiums (4)	$130,855	$139,973	$145,636	$150,916	$156,714	$167,118	$177,307	$180,664	$29,748	19.7%	$567,380	$681,803	$114,424	20.2%
Legacy direct premiums (5)	428,809	427,876	422,956	419,629	412,449	412,754	402,220	403,906	(15,723)	-3.7%	1,699,269	1,631,330	(67,939)	-4.0%
Total direct premiums	$559,663	$567,849	$568,592	$570,545	$569,164	$579,873	$579,527	$584,570	$14,025	2.5%	$2,266,649	$2,313,133	$46,484	2.1%

Premiums ceded to IPO coinsurers	$344,883	$344,143	$340,170	$337,501	$331,733	$331,984	$323,501	$324,870	$(12,631)	-3.7%	$1,366,697	$1,312,088	$(54,609)	-4.0%
% of Legacy direct premiums	80.4%	80.4%	80.4%	80.4%	80.4%	80.4%	80.4%	80.4%	nm	nm	80.4%	80.4%	nm	nm

Benefits and claims, net (6)	$126,713	$131,711	$137,139	$139,037	$141,379	$150,494	$151,755	$151,468	$12,431	8.9%	$534,600	$595,097	$60,497	11.3%
% of adjusted direct premiums	59.0%	58.9%	60.0%	59.7%	59.5%	60.7%	59.3%	58.3%	nm	nm	59.4%	59.4%	nm	nm

DAC amortization & insurance commissions	$34,036	$30,707	$35,241	$37,351	$35,619	$34,179	$38,347	$44,083	$6,732	18.0%	$137,335	$152,228	$14,893	10.8%
% of adjusted direct premiums	15.8%	13.7%	15.4%	16.0%	15.0%	13.8%	15.0%	17.0%	nm	nm	15.3%	15.2%	nm	nm

Insurance expenses, net (7)	$19,476	$19,047	$23,177	$18,660	$25,762	$19,962	$20,912	$19,863	$1,203	6.4%	$80,361	$86,499	$6,138	7.6%
% of adjusted direct premiums	9.1%	8.5%	10.1%	8.0%	10.9%	8.1%	8.2%	7.6%	nm	nm	8.9%	8.6%	nm	nm

Total Term Life operating income before income taxes	$35,555	$43,274	$34,008	$39,267	$36,076	$44,689	$46,519	$45,925	$6,658	17.0%	$152,103	$173,209	$21,106	13.9%
Term Life operating margin (8)	16.6%	19.3%	14.9%	16.8%	15.2%	18.0%	18.2%	17.7%	nm	nm	16.9%	17.3%	nm	nm

(1)
Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers
(4)	Primary direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions
(5)	Legacy direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions
(6)	Benefits and claims, net - benefits & claims net of other ceded premiums which are largely YRT
(7)	Insurance expenses, net - insurance expenses net of other net revenues
(8)	Term Life operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums

9 of 16

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands, except as noted)	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	$ Change	% Change	YTD 2014	YTD 2015	$ Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	95,566	95,382	96,596	97,966	98,358	98,145	101,008	104,702	6,736	6.9%	95,566	98,358	2,792	2.9%
New life-licensed representatives	7,447	9,082	8,793	8,510	7,486	10,439	11,160	10,547	2,037	23.9%	33,832	39,632	5,800	17.1%
Non-renewal and terminated representatives	(7,631)	(7,868)	(7,423)	(8,118)	(7,699)	(7,576)	(7,466)	(8,539)	(421)	-5.2%	(31,040)	(31,280)	(240)	-0.8%
Life-insurance licensed sales force, end of period	95,382	96,596	97,966	98,358	98,145	101,008	104,702	106,710	8,352	8.5%	98,358	106,710	8,352	8.5%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$40.1	$48.0	$44.7	$47.0	$45.1	$55.3	$54.5	$57.4	$10.4	22.2%	$179.8	$212.4	$32.6	18.1%
Additions and increases in premium	12.4	13.0	12.9	13.3	12.8	14.0	13.7	14.4	1.0	7.8%	51.6	54.9	3.3	6.3%
Total estimated annualized issued term life premium	$52.5	$61.1	$57.6	$60.3	$57.9	$69.3	$68.2	$71.8	$11.5	19.0%	$231.4	$267.3	$35.9	15.5%

Issued term life policies	49,320	59,569	55,146	56,949	55,677	68,097	66,658	69,627	12,678	22.3%	220,984	260,059	39,075	17.7%
Estimated average annualized issued term life premium per policy (1)(2)	$813	$806	$810	$825	$811	$813	$817	$825	$(0)	nm	$814	$817	$3	0.4%

Term life face amount in-force, beginning of period ($mills)	$674,868	$673,078	$681,978	$681,178	$681,927	$678,517	$688,163	$689,316	$8,139	1.2%	$674,868	$681,927	$7,059	1.0%
Issued term life face amount (3)	15,748	18,494	17,337	17,996	17,181	20,585	20,321	21,023	3,027	16.8%	69,574	79,111	9,536	13.7%
Terminated term life face amount	(14,160)	(12,759)	(13,866)	(14,177)	(13,344)	(12,064)	(13,659)	(14,513)	(336)	-2.4%	(54,962)	(53,580)	1,382	2.5%
Foreign currency impact, net	(3,378)	3,166	(4,272)	(3,070)	(7,247)	1,125	(5,509)	(2,632)	437	14.2%	(7,553)	(14,263)	(6,710)	nm
Term life face amount in-force, end of period	$673,078	$681,978	$681,178	$681,927	$678,517	$688,163	$689,316	$693,195	$11,267	1.7%	$681,927	$693,195	$11,268	1.7%

(1)
Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2)	In whole dollars
(3)	Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders

10 of 16

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

(Dollars in thousands, except as noted)									YOY Q4				YOY YTD
Investment & Savings Products Operating Income Before Income Taxes	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	$ Change	% Change	YTD 2014	YTD 2015	$ Change	% Change
Revenues:
Commissions and fees:
Sales-based	$57,904	$60,255	$58,394	$61,204	$60,035	$63,072	$56,418	$57,859	$(3,345)	-5.5%	$237,758	$237,384	$(374)	-0.2%
Asset-based	53,807	56,114	58,744	57,134	56,837	59,144	58,794	57,144	10	nm	225,799	231,919	6,120	2.7%
Account-based	9,720	9,957	10,251	10,548	10,452	10,994	11,445	11,605	1,057	10.0%	40,477	44,497	4,020	9.9%
Other, net	1,839	1,821	1,884	2,497	1,751	1,870	2,000	2,799	302	12.1%	8,040	8,420	380	4.7%
Operating revenues	123,270	128,147	129,273	131,383	129,074	135,081	128,657	129,408	(1,975)	-1.5%	512,073	522,220	10,147	2.0%
Benefits and expenses:
Amortization of DAC	2,335	2,172	2,484	1,743	1,201	2,901	3,299	552	(1,191)	-68.4%	8,734	7,951	(782)	-9.0%
Insurance commissions	2,086	2,237	2,290	2,185	1,971	2,182	2,957	2,731	546	25.0%	8,799	9,841	1,042	11.8%
Sales commissions:
Sales-based	41,563	42,702	41,193	42,749	42,442	44,595	40,036	40,809	(1,941)	-4.5%	168,207	167,883	(325)	-0.2%
Asset-based	20,725	21,859	23,378	23,011	23,251	24,059	24,374	23,802	790	3.4%	88,974	95,485	6,511	7.3%
Other operating expenses	22,532	23,131	23,024	22,655	25,166	23,599	23,180	23,032	377	1.7%	91,342	94,976	3,634	4.0%
Operating benefits and expenses	89,243	92,100	92,369	92,344	94,031	97,335	93,846	90,925	(1,419)	-1.5%	366,056	376,137	10,081	2.8%
Operating income before income taxes	$34,028	$36,047	$36,904	$39,039	$35,044	$37,746	$34,811	$38,482	$(556)	-1.4%	$146,017	$146,083	$66	nm

Financial Analysis

Fees paid based on client asset values (1)	$4,569	$4,780	$4,974	$4,827	$4,674	$4,828	$4,540	$4,429	$(398)	-8.2%	$19,151	$18,472	$(679)	-3.5%
Fees paid based on fee-generating accounts (2)	2,931	2,978	3,009	3,043	3,172	3,439	3,464	3,483	440	14.5%	11,961	13,557	1,596	13.3%
Other operating expenses	15,031	15,372	15,041	14,786	17,320	15,332	15,175	15,120	335	2.3%	60,230	62,948	2,718	4.5%
Total other operating expenses	$22,532	$23,131	$23,024	$22,655	$25,166	$23,599	$23,180	$23,032	$377	1.7%	$91,342	$94,976	$3,634	4.0%

Sales-based net revenue as % of revenue-generating sales (3)
U.S.	1.33%	1.37%	1.43%	1.46%	1.36%	1.34%	1.38%	1.38%	nm	nm	1.40%	1.37%	nm	nm
Canada	1.09%	1.02%	0.97%	0.95%	1.09%	1.07%	0.97%	0.96%	nm	nm	1.02%	1.03%	nm	nm
Total	1.29%	1.33%	1.37%	1.39%	1.32%	1.31%	1.33%	1.33%	nm	nm	1.34%	1.32%	nm	nm

Asset-based net revenue as % of average asset values (4)
U.S.	0.036%	0.037%	0.037%	0.036%	0.036%	0.037%	0.037%	0.036%	nm	nm	0.147%	0.146%	nm	nm
Canada	0.127%	0.126%	0.123%	0.127%	0.134%	0.118%	0.111%	0.146%	nm	nm	0.503%	0.508%	nm	nm
Total	0.053%	0.054%	0.054%	0.053%	0.053%	0.051%	0.049%	0.054%	nm	nm	0.213%	0.207%	nm	nm

Account-based net revenue per average fee generating account (5)(6)	$2.62	$2.67	$2.75	$2.83	$2.70	$2.68	$2.81	$2.85	nm	nm	$10.88	$11.04	nm	nm

(1)	Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values
(2)	Fees paid based on fee-generating accounts - recordkeeping fees that vary with the number of fee-generating accounts
(3)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity
(4)
Asset-based net revenue - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds

(5)	Account-based net revenue - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating accounts
(6)	In whole dollars

11 of 16

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in thousands, except as noted)									YOY Q4				YOY YTD
Key Statistics	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	$ Change	% Change	YTD 2014	YTD 2015	$ Change	% Change
										nm
Product sales ($mills)
U.S. Retail Mutual Funds	$569.0	$650.1	$600.1	$616.1	$641.2	$698.7	$597.4	$620.0	$3.9	0.6%	$2,435.2	$2,557.2	$122.0	5.0%
Canada Retail Mutual Funds	252.4	170.9	162.7	188.4	214.5	170.2	158.4	158.7	(29.7)	-15.8%	774.3	701.7	(72.7)	-9.4%
Indexed Annuities	84.2	84.7	62.0	54.0	73.7	91.2	75.3	80.2	26.2	48.6%	284.9	320.4	35.5	12.5%
Variable Annuities and other	365.8	417.1	434.2	469.4	405.0	452.2	404.3	422.2	(47.2)	-10.1%	1,686.4	1,683.6	(2.8)	-0.2%
Total sales-based revenue generating product sales	1,271.4	1,322.7	1,259.0	1,327.8	1,334.3	1,412.2	1,235.4	1,281.0	(46.8)	-3.5%	5,180.9	5,262.9	82.0	1.6%
Managed Accounts	62.8	65.3	66.3	63.9	66.1	72.2	57.1	51.4	(12.4)	-19.4%	258.3	246.9	(11.4)	-4.4%
Segregated Funds	76.6	51.1	51.2	64.1	114.4	82.4	74.2	76.1	12.0	18.6%	243.1	347.1	104.0	42.8%
Total product sales	$1,410.8	$1,439.2	$1,376.5	$1,455.8	$1,514.8	$1,566.8	$1,366.8	$1,408.6	$(47.2)	-3.2%	$5,682.3	$5,856.8	$174.5	3.1%

Canada Retail Mutual Funds	$252.4	$170.9	$162.7	$188.4	$214.5	$170.2	$158.4	$158.7	$(29.7)	-15.8%	$774.3	$701.7	$(72.7)	-9.4%
Segregated Funds	76.6	51.1	51.2	64.1	114.4	82.4	74.2	76.1	12.0	18.6%	243.1	347.1	104.0	42.8%
Total Canada product sales	329.0	222.0	213.9	252.5	328.8	252.6	232.7	234.8	(17.8)	-7.0%	1,017.5	1,048.8	31.3	3.1%
Total U.S. product sales	1,081.8	1,217.2	1,162.6	1,203.3	1,185.9	1,314.2	1,134.1	1,173.8	(29.5)	-2.4%	4,664.8	4,808.1	143.2	3.1%
Total product sales	$1,410.8	$1,439.2	$1,376.5	$1,455.8	$1,514.8	$1,566.8	$1,366.8	$1,408.6	$(47.2)	-3.2%	$5,682.3	$5,856.8	$174.5	3.1%

Client asset values, beginning of period ($mills)	$44,990	$45,839	$48,008	$47,399	$48,656	$49,195	$49,372	$45,848	$(1,551)	-3.3%	$44,990	$48,656	$3,666	8.1%
Inflows	1,411	1,439	1,377	1,456	1,515	1,567	1,367	1,409	(47)	-3.2%	5,682	5,857	175	3.1%
Outflows (1)	(1,246)	(1,211)	(1,206)	(1,161)	(1,246)	(1,267)	(1,168)	(1,163)	(3)	-0.3%	(4,823)	(4,843)	(20)	-0.4%
Net flows	165	228	171	295	269	300	199	245	(50)	nm	859	1,013	154	nm
Foreign currency impact, net	(321)	313	(432)	(309)	(734)	122	(581)	(263)	46	nm	(748)	(1,457)	(709)	nm
Change in market value, net and other (2)	1,005	1,628	(348)	1,270	1,004	(245)	(3,142)	1,523	253	nm	3,555	(859)	(4,414)	nm
Client asset values, end of period	$45,839	$48,008	$47,399	$48,656	$49,195	$49,372	$45,848	$47,353	$(1,303)	-2.7%	$48,656	$47,353	$(1,303)	-2.7%
Annualized net flows as % of beginning of period asset values	1.5%	2.0%	1.4%	2.5%	2.2%	2.4%	1.6%	2.1%	-0.4%	nm	1.9%	2.1%	0.2%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$22,797	$23,458	$23,945	$24,363	$24,787	$25,099	$24,208	$24,008	$(354)	-1.5%	$23,641	$24,526	$885	3.7%
Canada Retail Mutual Funds	6,045	6,371	6,513	6,265	6,035	6,177	5,808	5,593	(673)	-10.7%	6,298	5,903	(395)	-6.3%
Managed Accounts	1,095	1,203	1,287	1,369	1,446	1,526	1,532	1,567	198	14.5%	1,238	1,518	280	22.6%
Indexed Annuities	839	921	986	1,035	1,089	1,162	1,230	1,296	261	25.2%	945	1,195	249	26.4%
Variable Annuities and other	11,839	12,152	12,548	12,748	12,995	13,313	12,980	12,965	217	1.7%	12,322	13,063	741	6.0%
Segregated Funds	2,449	2,507	2,547	2,462	2,390	2,381	2,205	2,112	(350)	-14.2%	2,491	2,272	(219)	-8.8%
Total	$45,063	$46,611	$47,825	$48,243	$48,743	$49,658	$47,963	$47,542	$(701)	-1.5%	$46,936	$48,477	$1,541	3.3%

Canada Retail Mutual Funds	$6,045	$6,371	$6,513	$6,265	$6,035	$6,177	$5,808	$5,593	$(673)	-10.7%	$6,298	$5,903	$(395)	-6.3%
Segregated Funds	2,449	2,507	2,547	2,462	2,390	2,381	2,205	2,112	(350)	-14.2%	2,491	2,272	(219)	-8.8%
Total Canada average client assets	8,494	8,878	9,060	8,728	8,425	8,558	8,014	7,705	(1,023)	-11.7%	8,790	8,176	(614)	-7.0%
Total U.S. average client assets	36,570	37,733	38,766	39,515	40,317	41,100	39,950	39,837	322	0.8%	38,146	40,301	2,155	5.6%
Total average client assets	$45,063	$46,611	$47,825	$48,243	$48,743	$49,658	$47,963	$47,542	$(701)	-1.5%	$46,936	$48,477	$1,541	3.3%

Average number of fee-generating accounts (thous) (3)
Recordkeeping and custodial accounts	1,991	2,011	2,026	2,034	2,067	2,165	2,179	2,188	154	7.6%	2,015	2,150	134	6.7%
Recordkeeping only accounts	596	604	611	616	628	657	662	664	48	7.8%	607	653	46	7.6%
Total	2,587	2,614	2,636	2,651	2,695	2,822	2,841	2,853	202	7.6%	2,622	2,803	180	6.9%

(1)
Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform. The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available. Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees and expenses
(3)	Fee generating accounts - mutual fund accounts for which we receive recording keeping and/or custodial fees

12 of 16

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended December 31, 2015
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash and cash equivalents	$152,294	$152,294	$-	7.9%	8.1%

Fixed Income:
Treasury	28,133	26,580	1,554	1.5%	1.4%	2.27%	AAA
Government	150,704	144,257	6,446	7.8%	7.6%	3.85%	AA-
Tax-Exempt Municipal	3,621	4,042	(421)	0.2%	0.2%	3.07%	BBB
Corporate	1,195,817	1,171,604	24,213	61.7%	62.1%	4.68%	BBB+
Mortgage-Backed	101,579	95,000	6,579	5.2%	5.0%	4.44%	AAA
Asset-Backed	52,480	52,320	161	2.7%	2.8%	1.39%	AA+
CMBS	99,986	97,666	2,320	5.2%	5.2%	3.23%	AAA
Private	98,707	98,356	350	5.1%	5.2%	4.93%	BBB-
Redeemable Preferred	2,979	3,007	(28)	0.2%	0.2%	16.05%	BBB
Convertible	2,812	2,569	243	0.1%	0.1%	4.92%	BBB
Total Fixed Income	1,736,817	1,695,401	41,416	89.7%	89.8%	4.40%	A-

Equities:
Perpetual Preferred	16,183	14,966	1,216	0.8%	0.8%
Common Stock	19,863	14,771	5,092	1.0%	0.8%
Mutual Fund	6,348	4,787	1,562	0.3%	0.3%
Other	5,445	5,445	0	0.3%	0.3%
Total Equities	47,839	39,969	7,870	2.5%	2.1%

Total Invested Assets	$1,936,950	$1,887,664	$49,286	100.0%	100.0%

Corporate Portfolio by Sector

Energy	$142,693	$147,703	$(5,010)	11.9%	12.6%
Reits	135,447	132,694	2,752	11.3%	11.3%
Consumer Non Cyclical	132,527	126,677	5,850	11.1%	10.8%
Banking	126,379	122,590	3,789	10.6%	10.5%
Technology	94,268	93,222	1,046	7.9%	8.0%
Basic Industry	92,337	95,406	(3,069)	7.7%	8.1%
Electric	88,803	85,681	3,122	7.4%	7.3%
Insurance	80,411	75,988	4,423	6.7%	6.5%
Communications	72,329	69,192	3,137	6.0%	5.9%
Capital Goods	69,637	66,330	3,307	5.8%	5.7%
Consumer Cyclical	52,115	50,422	1,694	4.4%	4.3%
Transportation	36,877	36,122	755	3.1%	3.1%
Brokerage	29,480	28,355	1,126	2.5%	2.4%
Finance Companies	12,164	11,532	632	1.0%	1.0%
Natural Gas	10,447	9,861	586	0.9%	0.8%
Industrial Other	9,817	9,739	78	0.8%	0.8%
Financial Other	9,070	9,095	(25)	0.8%	0.8%
Utility Other	1,016	997	19	0.1%	0.1%
Total Corporate portfolio	$1,195,817	$1,171,604	$24,213	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$174,138	$173,210	$928	10.0%	10.2%	2.69%
1-2 Yrs.	143,262	139,043	4,219	8.2%	8.2%	5.08%
2-5 Yrs.	661,207	628,272	32,935	38.1%	37.1%	4.83%
5-10 Yrs.	705,957	706,096	(139)	40.6%	41.6%	4.25%
> 10 Yrs.	52,254	48,780	3,473	3.0%	2.9%	5.34%
Total Fixed Income	$1,736,817	$1,695,401	$41,416	100.0%	100.0%	4.40%

Duration

Fixed Income portfolio duration	4.0	years

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet

13 of 16

Investment Portfolio - Quality Ratings As of December 31, 2015	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$292,169	17.2%
AA	125,682	7.4%
A	386,140	22.8%
BBB	801,732	47.3%
Below Investment Grade	89,301	5.3%
NA	377	0.0%
Total Fixed Income	$1,695,401	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Corporate asset class:			Private asset class:
Rating			Rating
AAA	$8,045	0.7%	AAA	$2,430	2.5%
AA	53,908	4.6%	AA	826	0.8%
A	338,994	28.9%	A	87,259	88.7%
BBB	699,996	59.7%	BBB	7,842	8.0%
Below Investment Grade	70,483	6.0%	Below Investment Grade	—	—
NA	179	0.0%	NA	—	—
Total Corporate	$1,171,604	100.0%	Total Private	$98,356	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$93,639	95.9%	AAA	$90,076	94.8%
AA	29	0.0%	AA	2,101	2.2%
A	2,301	2.4%	A	1,610	1.7%
BBB	454	0.5%	BBB	1,213	1.3%
Below Investment Grade	1,243	1.3%	Below Investment Grade	—	—
NA	—	—	NA	—	—
Total CMBS	$97,666	100.0%	Total Mortgage-Backed	$95,000	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$37,154	71.0%	AAA	$62,686	36.7%
AA	7,013	13.4%	AA	60,308	35.3%
A	7,873	15.0%	A	33,063	19.4%
BBB	40	0.1%	BBB	8,043	4.7%
Below Investment Grade	240	0.5%	Below Investment Grade	6,736	3.9%
NA	—	—	NA	—	—
Total Asset-Backed	$52,320	100.0%	Total Treasury & Government	$170,837	100.0%

NAIC Designations

1	$597,591	39.2%
2	734,586	54.5%
3	67,435	4.8%
4	12,324	1.1%
5	4,279	0.3%
6	1,505	0.1%
U.S. Insurer Fixed Income (2)	1,417,721	100.0%
Other (3)	317,649
Cash and cash equivalents	152,294
Total Invested Assets	$1,887,664

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities
Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

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Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

									YOY Q4
(Dollars in thousands)	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$21,032	$20,454	$20,933	$22,268	$19,795	$19,551	$18,786	$19,140	(3,128)	-14.0%
Fixed-maturity securities (held-to-maturity)	—	—	1,299	2,183	2,475	2,707	3,772	4,094	1,911	nm
Equity Securities	385	471	450	556	516	503	514	526	(30)	-5.4%
Deposit asset underlying 10% reinsurance treaty	953	1,490	(127)	779	1,672	(116)	220	(1,294)	(2,073)	nm
Policy loans and other invested assets	388	398	367	295	359	337	354	318	23	7.8%
Cash & cash equivalents	53	68	70	56	43	47	51	87	31	55.4%
Total investment income	22,811	22,881	22,992	26,137	24,860	23,029	23,697	22,871	(3,266)	-12.5%
Investment expenses	1,212	1,200	1,228	1,226	1,212	1,247	1,210	1,231	5	0.4%
Interest Expense on Surplus Note	—	—	1,299	2,183	2,475	2,707	3,772	4,094	1,911	nm
Net investment income	$21,599	$21,681	$20,465	$22,728	$21,173	$19,075	18,715	17,546	(5,182)	-22.8%
Fixed income book yield, end of period	4.87%	4.76%	4.62%	4.61%	4.53%	4.51%	4.54%	4.40%	—	—
New money yield	3.61%	2.55%	2.29%	3.04%	2.47%	2.57%	3.39%	2.26%	—	—

									YOY Q4
	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	17.1%	16.7%	17.2%	17.4%	17.3%	16.6%	16.0%	17.2%	-0.2%
AA	7.8%	8.3%	6.8%	7.0%	6.9%	6.5%	6.8%	7.4%	0.4%
A	22.8%	22.1%	23.0%	22.4%	22.4%	22.6%	22.1%	22.8%	0.3%
BBB	47.5%	47.5%	48.1%	48.0%	47.8%	48.9%	49.4%	47.3%	-0.8%
Below Investment Grade	4.6%	4.9%	4.9%	5.0%	5.6%	5.2%	5.6%	5.3%	0.2%
NA	0.1%	0.4%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	-0.0%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	nm

Average rating by amortized cost	A	A	A	A	A	A	A-	A-	na

		As of December 31, 2015				As of December 31, 2015			As of December 31, 2015
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$31,550	$30,079	AAA	Australia	$52,784	$52,263	AAA	$7,747	$7,749
2	General Electric Co	17,357	16,466	AA+	United Kingdom	47,542	46,723	AA	13,755	13,097
3	Wells Fargo & Co	13,104	12,703	A	Canada	45,439	45,549	A	14,795	14,298
4	National Rural Utilities Cooperative	9,327	7,764	A	Brazil	17,397	19,130	BBB	8,010	8,043
5	Iberdrola SA	9,135	8,472	BBB	Bermuda	16,263	15,960	Below Investment Grade	5,807	6,736
6	National Fuel Gas Co	8,453	8,063	BBB	Switzerland	15,028	15,448	NA	0	0
7	AT&T Inc	7,891	6,967	BBB+	France	14,999	14,492	Total	$50,113	$49,924
8	Bank of America Corp	7,698	7,580	A-	Netherlands	14,595	14,293
9	Macquarie Group Ltd	7,665	7,312	BBB	Ireland	13,826	12,999
10	Prudential Financial Inc	7,427	7,160	A	Japan	10,799	10,696	Non-Government Investments (1)
11	TransCanada Corp	7,168	7,130	A-	Germany	9,644	8,601
12	Vale SA	6,945	7,095	BBB	Belgium	9,134	9,247	AAA	$3,915	$3,919
13	Ingram Micro Inc	6,890	6,667	BBB-	Sweden	7,469	7,309	AA	17,105	16,577
14	Province of Ontario Canada	6,846	6,226	AA-	Korea Republic Of	6,711	6,388	A	94,195	91,689
15	US Bancorp	6,785	6,380	A+	Mexico	5,965	5,828	BBB	157,140	99,559
16	Republic of Korea	6,711	6,388	AA-	Emerging Markets (2)	14,896	15,001	Below Investment Grade	17,520	75,690
17	Diageo PLC	6,491	6,496	A-	All Other	38,246	38,183	NA	751	752
18	Altria Group Inc	6,191	5,221	BBB+	Total	$340,739	$338,110	Total	$290,625	$288,186
19	CRH PLC	6,146	5,749	BBB+
20	Intel Corp	6,115	6,038	A+
21	Bunge Ltd	5,911	5,798	BBB
22	Discover Financial Services	5,907	5,176	BBB-
23	International Business Machines	5,854	5,393	AA-
24	Roche Holding AG	5,796	5,440	AA
25	Washington Real Estate Investments	5,791	5,700	BBB
Total		$215,154	$203,460

% of total fixed income portfolio		11.1%	10.8%

(1)	US$ denominated investments in issuers outside of the United States based on country of risk
(2)	Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa
Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

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Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2011	2012	2013	2014	2015	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015

Recruits	244,756	191,752	186,251	190,439	228,115	48,306	50,024	49,055	43,054	53,300	60,246	65,945	48,624

Life-insurance licensed sales force, beginning of period	94,850	91,176	92,373	95,566	98,358	95,566	95,382	96,596	97,966	98,358	98,145	101,008	104,702
New life-licensed representatives	33,711	34,425	34,155	33,832	39,632	7,447	9,082	8,793	8,510	7,486	10,439	11,160	10,547
Non-renewal and terminated representatives	(37,385)	(33,228)	(30,962)	(31,040)	(31,280)	(7,631)	(7,868)	(7,423)	(8,118)	(7,699)	(7,576)	(7,466)	(8,539)
Life-insurance licensed sales force, end of period	91,176	92,373	95,566	98,358	106,710	95,382	96,596	97,966	98,358	98,145	101,008	104,702	106,710

Issued term life policies	237,535	222,558	214,617	220,984	260,059	49,320	59,569	55,146	56,949	55,677	68,097	66,658	69,627

Issued term life face amount	$73,146	$68,053	$67,783	$69,574	$79,111	$15,748	$18,494	$17,337	$17,996	$17,181	$20,585	$20,321	$21,023

Term life face amount in force, beginning of period	$656,791	$664,955	$670,412	$674,868	$681,927	$674,868	$673,078	$681,978	$681,178	$681,927	$678,517	$688,163	$689,316
Issued term life face amount	73,146	68,053	67,783	69,574	79,111	15,748	18,494	17,337	17,996	17,181	20,585	20,321	21,023
Terminated term life face amount	(66,951)	(61,593)	(57,730)	(54,962)	(53,580)	(14,160)	(12,759)	(13,866)	(14,177)	(13,344)	(12,064)	(13,659)	(14,513)
Foreign currency impact, net	1,970	(1,003)	(5,596)	(7,553)	(14,263)	(3,378)	3,166	(4,272)	(3,070)	(7,247)	1,125	(5,509)	(2,632)
Term life face amount in force, end of period	$664,955	$670,412	$674,868	$681,927	$693,195	$673,078	$681,978	$681,178	$681,927	$678,517	$688,163	$689,316	$693,195

Estimated annualized issued term life premium
Premium from new policies	$187.6	$176.1	$173.5	$179.8	$212.4	$40.1	$48.0	$44.7	$47.0	$45.1	$55.3	$54.5	$57.4
Additions and increases in premium	44.9	45.5	48.6	51.6	54.9	12.4	13.0	12.9	13.3	12.8	14.0	13.7	14.4
Total estimated annualized issued term life premium	$232.5	$221.5	$222.1	$231.4	$267.3	$52.5	$61.1	$57.6	$60.3	$57.9	$69.3	$68.2	$71.8

Investment & Savings product sales	$4,265.1	$4,712.2	$5,208.8	$5,682.3	$5,856.8	$1,410.8	$1,439.2	$1,376.5	$1,455.8	$1,514.8	$1,566.8	$1,366.8	$1,408.6

Investment & Savings average client asset values	$34,870	$35,904	$41,035	$46,936	$48,477	$45,063	$46,611	$47,825	$48,243	$48,743	$49,658	$47,963	$47,542

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